Exhibit 10.8

                AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT

                  This AMENDMENT NO. 4 TO ReceivableS PURCHASE Agreement, dated as of September 23, 2003 (this "Amendment"), is entered into by Ferrellgas Receivables, LLC, a Delaware limited liability company ("Seller"), Ferrellgas, L.P., a Delaware limited partnership, as "Servicer," Jupiter Securitization Corporation ("Conduit"), and Bank One, NA (Main Office Chicago), individually as a Financial Institution and as Agent for the Purchasers (as heretofore amended, the "Existing Agreement"). The Existing Agreement, as amended hereby, is hereinafter referred to as the "Agreement." Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in Exhibit I to the Existing Agreement.

                              W I T N E S S E T H :

                  WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Amendments.
                  --------------

                  1.1. The definition of "Liquidity Termination Date" in the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  "Liquidity Termination Date" means September 21, 2004.

                  1.2. Section 9.1(f)(iii) is hereby amended and restated in its entirety to read as follows:

                  (iii) the average of the Dilution Trigger Ratios for the three most recently ended Measurement Periods shall exceed (A) 2.75% for the three Measurement Periods ending in July, August, September or October of any year, or
(B) 2.40% for the three Measurement Periods ending in November, December, January, February, March, April, May or June of any year.

                  1.3. The following new subsection (c) is hereby added to the end of Section 14.5 of the Existing Agreement:

                  (c) Notwithstanding any other express or implied agreement to the contrary, the parties hereto agree that each of them and each of their employees, representatives, and other agents may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury Regulation section 1.6011-4(c).

                  2. Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment, each of the Buyer and the Originator hereby represents and warrants to each of the other parties hereto as follows:

                  (a) The execution and delivery by such party of this Amendment, and the performance of its obligations under the Agreement as amended hereby, are within such party's organizational powers and authority and have been duly authorized by all necessary organizational action on its part;

                  (b) This Amendment has been duly executed and delivered by such party, and the Agreement, as amended hereby, constitutes such party's legal, valid and binding obligation, enforceable against such party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and

                  (c) As of the date hereof, no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event.

                  3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon execution by the Originator, the Buyer and the Agent of counterparts hereof and delivery of such executed counterparts to the Agent.

                  4. Miscellaneous.

                  (a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

                  (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  (c) Ratification of Agreement. Except as expressly amended hereby, the Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.



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



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.


FERRELLGAS, L.P.

BY:  FERRELLGAS, INC., its General Partner


By:/s/ Kevin T. Kelly
   --------------------------------------------------------------------
Name:  Kevin T. Kelly
Title: Chief Financial Officer






FERRELLGAS RECEIVABLES, LLC


By: /s/ Kevin T. Kelly
   --------------------------------------------------------------------
Name:  Kevin T. Kelly
Title: Chief Financial Officer




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




BANK ONE, NA [MAIN OFFICE CHICAGO],
 INDIVIDUALLY AND AS AGENT


By: /s/ Leo V. Loughead
   --------------------------------------------------
Name:  Leo V. Loughead
Title: Director, Capital Markets






JUPITER SECURITIZATION CORPORATION


By: /s/ Leo V. Loughead
   --------------------------------------------------
Name:  Leo V. Loughead
Title: Authorized Signatory


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